IRELAND INC

Corporate Presentation

September 2009

Confidential

For complete information on Ireland Inc, its projects and risk factors, please review Ireland Inc.'s SEC filings at http://www.sec.gov.

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward-looking statements. Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan", "estimate", "expect", "intend", "may", "potential', "should", and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www. sec.gov.

Company Vision

Build Ireland (IRLD) into a significant mid-tier mining company

IRLD has two precious metal projects with significant potential

Columbus Project - Acquired 100% Gold / Silver mining rights Option to Expand

Red Mountain Project – Option to buy 100% Gold / Tungsten / Silver mining rights

Columbus Project- Opportunity

With permits already granted, the Columbus Project will have a short time window to production.

Prefeasibility work and drilling programs for the Columbus Project has been ongoing for the past several years and have:

  Identified an area containing approx. 200 million tons of mineralized material with an average sample head grade of 0.041 oz/per ton Au Equivalent

  Conducted pilot scale tests indicating extraction rates of precious metals of 70% to 83%

  Identified a simple low-cost direct leach extraction process

Ireland is an unrecognized investment opportunity and could achieve substantially higher valuations based on the progress of its technical program and the value of its resources/reserves.

Overview

Columbus Project Mill-Site Facility	Columbus Project

Gold and Silver Project

A “dry salt marsh” with drill indicated zones of surface mineable material

Mine site production permit has been granted

Short production horizon

Location

The Columbus Project is located~ halfway between Las Vegas and Reno, ~42 miles west of Tonopah, Nevada, USA.

The Project is specifically located in the Columbus Basin, in Esmeralda County, Nevada– a region with a proven history of major discoveries of gold and silver.

Regional History

Columbus Project is in a mineralized area :

Round Mountain (Gold)*
Owned by Barrick and Kinross
20 M oz gold deposit
16 M oz mined (12M oz extracted to 2008)
97% “invisible” gold
Head Grade 0.018 opt Au
2008 Production: +/-600k oz Au @125K tpd ore (cyanide)
~ 60 miles from Columbus Project

Candelaria (Silver)*
Original claims in 1860’s
151 M oz of silver identified
68 M oz of silver mined
~ 5 miles from Columbus Project

* - data from published reports

Project Assets

The Columbus Project consists of :

19,680 acres of mineral claims on federal land administered by the BLM (Bureau of Land Management), with an option for an additional ~22,640 acres.

380 acres permitted to 40 feet for extraction of gold, silver and production of Calcium Carbonate (Zone A - Permitted Mine Area) - 320 acre mine site, 60 acre mill site -15,000sq ft mill building

Water usage rights of aquifers in basin

80 acres of private land - Future development flexibility

Independent Confirmation

All reported work to date has been completed and performed by third party engineers/geologists under Chain of Custody(COC)

Technical Team – Independent firms:

Permitting

  Lumos & Associates – based in Reno, NV

Project Resources

  McEwen Geological – Drill program management / Modeling
  Arrakis Inc. – Mining and production process design/ Metallurgy
  AuRIC Metallurgical Labs – Drill sample analysis / Metallurgy

Project Feasibility

  Arrakis – Pilot Plant Operations/Project Construction
  AuRIC – Leach Testing / Extraction Process Development

Geology

Aeromagnetic Survey

High resolution aeromagnetic survey completed October 2007

Mag Highs = Volcanics surrounding basin

Mag Lows = Young sediments in basin and older sediments around basin

A large NW-SE fault structure enters basin from the NW and could be main aquifer feed to basin

Basin could be collapsed caldera or rift basin

Technical Program

* New cost estimates and recent test results have led the Company to believe that the dredge mining method could mine up to 200 feet.	2008 Exploratory Drill Program

39-hole drill program conducted in “Area of Interest”

New Gold/Silver Discovery – Large Tonnage Potential

Three surface mineable areas: ~1,590 acres

Surface up to 200 foot depth

~200MM tons potentially mineable material

Sample average 0.041 opt Au equivalent

Gold is fine and entombed in clays. The challenge of the project will be to extract the Gold from these clays

Zone B – Mineralized Intercepts

* Au Equivalent calculated at $900/ozAu and $12/oz Ag

Mineralized intercepts (identified to date) average grade of 0.045 opt Au Equivalent	Mineralization appears to be unbounded in all directions	Dredge mining method could cost effectively mine up to 200 foot depth or more

Project Prefeasibility

Extraction Leach Test Results

Parameter	Test Size (lbs)	Au Equivalent Head Grade (opt)	% Recovered into Solution	% Recovered as Metal-in-Hand
Zone A – Permitted Mine Area	1,738	0.062	86.6%	69.4%
Zone B – Hole (S7B)	2,000	0.070	94.4%	84.1%
Zone B – Drill Composite (S1B)	5.5	0.041	91.0%	n/a
Zone B – Drill Composite (S9B)	5.5	0.074	90.0%	n/a
Zone B – Drill Composite (S12B)	5.5	0.057	80.6%	n/a

  Au equivalent calculated at $900/oz Au and $12/oz Ag

  Bench Scale Tests (5.5 pounds) are not large enough to recover on resins or activated carbon, instead, precious metals were extracted by precipitation from leach solution

  Zone B is located 3 miles south of the Zone A – Permitted Mine Area

Project Pre-Feasibility

Process Flow Diagram

Estimated Operating Costs (similar to typical Tank Leach Operations) ~ $10/ton

Current Production Permits: mine up to 792,000 tpy in Zone A – Permitted Mine Area, a 320-acre area, to a depth of 40 ft. (estimated mine life of over 17 years)

2009 Milestones

• Completed two ~2,000 -lbs pilot scale leach tests
• Extracted Au & Ag with simple direct leach process
• Recovered ~70% to 83% of Au and Ag as metal-in-hand

• Completed eight bench scale tests (~5.5 lbs)
• Extracted Au and Ag to show consistency in extraction
• Used to define and refine extraction process

• Discovered mineralized areas; ~1,590 acres potential
• ~200MM tons of mineable material
• Average Sample grade of 0.041 opt Au equivalent

• Operated mine (dredge) and pilot plant to test mining and concentrating methods

Project Development- 2009

Determine Increased Project Resources/Reserves

• Expand drilled area with 2009 drill program
• Calculate increased project resources and reserves
• Complete resources/reserves technical report

Complete Project Feasibility

• Complete additional bench/bulk leach tests to refine process
• Operate on-site pilot plant to optimize production process
• Finalize mining and production process
• Determine operating/capital costs for full production
• Complete site plan for full production facility
• Complete application for permit modifications (if necessary)

Summary

The Columbus Project represents a solid exploration and production opportunity:

Full permit for the extraction of Gold and Silver and the production of Calcium Carbonate

“Big Box Store” of mining operations: high volume and low cost

Near term production potential

Future Opportunity

Red Mountain,CA 137 miles northeast of Los Angeles	Red Mountain

Option to acquire 100% by Dec 31, 2011

Longer term exploration project for Gold, Tungsten and Silver

Over 25 years of sampling and testing

Financial Information

Capitalization and Finances

Capitalization (06/30/2009)
Issued and Outstanding	97,010,087
Free Float	~39,324,629
Total Fully Diluted	116,365,796
Market Capitalization (current)	~$40 M
Finances
Cash (06/30/09)	$723,000
Long-Term Debt Financing	$ 0
Stockholders Equity (06/30/09)	$28,178,000
Burn Rate	~$250K - $500K / Month*

* ~$75K / mo fixed costs, General & Administration Expenses< 20%

Expenses

Cash Expenses
Budget (08/01/09 – 09/30/10)
Columbus Project
Property Payments	$80,000
Drilling and Analysis	1,060,000
Pilot Plant / Project Feasibility	1,900,000
Permitting	30,000
Prod. Plant Engineering	1,250,000
Columbus Project Sub-Total	4,320,000
Red Mountain Project	110,000
General and Admin.	1,150,000
Budget Sub-Total	$5,580,000
Budget Contingency	558,000
Cash Expenditure	$6,138,000

Ireland Inc.
Overall Summary

Exploration company with goal of production

Two projects with significant potential
Columbus: Gold/Silver
Red Mountain: Gold/Tungsten/Silver

Good Fundamentals

Assembled Talented Technical Team

Strong Mineral / Metal Prices

Ireland Inc.

Corporate Office:

2441 West Horizon Ridge Parkway, Suite 100
Henderson,  NV, 89052
(702) 932-0353
info@irelandminerals.com
http://www.irelandminerals.com

Investor Relations Contacts:

R. Jerry Falkner, CFA	Terri MacInnis
RJ Falkner & Company, Inc.	Bibicoff + MacInnis, Inc.
Tel: 800-377-9893	Tel: 818-379-8500
Email: info@rjfalkner.com	Email: terri@bibimac.com